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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated April 4, 1996 relating to the financial statements of Sun Gro Horticulture, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

Price Waterhouse LLP

Seattle, Washington
May 4, 1998